Exhibit 99.1

Elara HGV Timeshare Issuer 2017-A LLC Vacation Timeshare Loan Backed Notes Sample Loan Agreed-Upon Procedures Report To: LV Tower 52 Fin Co., LLC Elara Depositor, LLC 2 October 2017

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

LV Tower 52 Fin Co., LLC

Elara Depositor, LLC

345 Park Avenue

New York, New York 10154

Re:	Elara HGV Timeshare Issuer 2017-A LLC (the “Issuer”)

Vacation Timeshare Loan Backed Notes (the “Notes”)

Sample Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by LV Tower 52 Fin Co., LLC (the “Seller”), Elara Depositor, LLC (the “Depositor”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch,” together with the Seller and Depositor, the “Specified Parties”), solely to assist the Depositor in evaluating the accuracy of certain information with respect to a pool of timeshare loans secured by deeds of trust encumbering undivided interests in residential units (the “Loans”) relating to the Issuer’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Seller, on behalf of the Depositor, provided us with:

a.	Electronic data files:

i.	Labeled “Elara Pool Selection Loan IDs.xlsx” (the “Preliminary Loan Listing”) that the Seller, on behalf of the Depositor, indicated contains a list of loan identification numbers (each, a “Loan ID”) that correspond to certain timeshare loans secured by deeds of trust encumbering undivided interests in residential units (the “Preliminary Loans”) that are expected to be representative of the Loans and

ii.	Labeled “Elara Warehouse and Unpledged Pool Tbal 08312017 EY.XLXS” and the corresponding record layout and decode information (the “Initial Preliminary Data File,” together with the Preliminary Loan Listing, the “Provided Preliminary Data Files”) that the Seller, on behalf of the Depositor, indicated contains information relating to a pool of timeshare loans secured by deeds of trust encumbering undivided interests in residential units (the “Preliminary Cut-Off Date Loans”) as of 31 August 2017 (the “Preliminary Cut-Off Date”),

b.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File (as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and

c.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, the Seller or Grand Vacations Services LLC (the “Servicer”), on behalf of the Depositor, provided us with (as applicable):

a.	Imaged copies of:

i.	The promissory note and purchase agreement (collectively, the “Note”),

ii.	Certain printed screen shots from the Servicer’s servicing system (the “System Screen Shots”) and

iii.	The credit score certification (as applicable, the “Credit Score Certification,” together with the Note and System Screen Shots, the “Source Documents”),

relating to the Sample Loans (as defined in Attachment A) and

b.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Provided Preliminary Data Files, Sample Characteristics, Source Documents and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Preliminary Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Preliminary Data Files, Source Documents or any other information provided to us by the Seller or Servicer, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Cut-Off Date Loans, Preliminary Loans or Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Seller or Servicer, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Loans,

iii.	Whether the originator of the Loans complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

2 October 2017

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Seller, on behalf of the Depositor, we randomly selected a sample of 100 Preliminary Loans from the Preliminary Loan Listing (the “Sample Loans”). For the purpose of this procedure, the Seller, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Loans that we were instructed to randomly select from the Preliminary Loan Listing.

For the purpose of the procedures described in this report, the 100 Sample Loans are referred to as Sample Loan Numbers 1 through 100.

2.	For each loan on the Preliminary Loan Listing and Initial Preliminary Data File, we compared the Loan ID, as shown on the Preliminary Loan Listing, to the corresponding Loan ID, as shown on the Initial Preliminary Data File, and noted that:

a.	All of the Preliminary Loans included on the Preliminary Loan Listing were included on the Initial Preliminary Data File,

b.	1,453 of the Preliminary Cut-Off Date Loans included on the Initial Preliminary Data File were not included on the Preliminary Loan Listing (the “Removed Preliminary Cut-Off Date Loans”) and

c.	None of the Removed Preliminary Cut-Off Date Loans were Sample Loans.

3.	As instructed by the Seller, on behalf of the Depositor, we deleted the Removed Preliminary Cut-Off Date Loans from the Initial Preliminary Data File. The Initial Preliminary Data File, as adjusted, is hereinafter referred to as the “Preliminary Data File.”

4.	For each Sample Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Seller, on behalf of the Depositor, that are stated in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Seller, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Source Document(s)	Note(s)

Loan ID	Note	i.

Borrower state	Note or System Screen Shots	ii., iii.

Borrower country	Note

Sales price	Note

Equity transferred	Note

Original term	(a) Note, (b) Note and recalculation or (c) System Screen Shots and recalculation	iv.

Date of sale	Note

Cash down payment	Note and recalculation	v.

Original loan amount	Note

Interest rate	(a) Note, (b) System Screen Shots or (c) Note and System Screen Shots	vi., vii., viii.

First due date	Note or System Screen Shots	ix., x.

Maturity date	Note or System Screen Shots	xi., xii.

Principal & interest payment	(a) Note, (b) System Screen Shots or (c) Note and System Screen Shots	xiii., xiv., xv.

Next payment date	System Screen Shots

Principal balance	System Screen Shots

High credit score	Credit Score Certification or System Screen Shots	xvi., xvii.

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the borrower state Sample Characteristic for each Sample Loan (except for Sample Loan Number 47), the Seller, on behalf of the Depositor, instructed us:

(a)	To use the Note as the Source Document and

(b)	Not to compare the borrower state Sample Characteristic for Sample Loans which have a borrower state value of “<blank>,” as shown on the Preliminary Data File.

Exhibit 1 to Attachment A

Notes: (continued)

iii.	For the purpose of comparing the borrower state Sample Characteristic for Sample Loan Number 47, the Seller, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

iv.	For the purpose of comparing the original term Sample Characteristic for each Sample Loan, the Seller, on behalf of the Depositor, instructed us to use the Note as the Source Document. If the original term was not specifically stated on the Note, the Seller, on behalf of the Depositor, instructed us to recalculate the original term as the sum of:

(a)	The difference in months between the maturity date and first due date, both as shown on the Note or System Screen Shots (in accordance with notes ix., x., xi. and xii.), and

(b)	1.

v.	For the purpose of comparing the cash down payment Sample Characteristic for each Sample Loan, the Seller, on behalf of the Depositor, instructed us to recalculate the cash down payment as the difference between the:

(a)	Purchase price and

(b)	Sum of the:

(1)	Amount financed and

(2)	Equity transferred,

all as shown on the Note.

vi.	For the purpose of comparing the interest rate Sample Characteristic for each Sample Loan (except for Sample Loan Numbers 3 and 19), the Seller, on behalf of the Depositor, instructed us to compare the interest rate corresponding to the payment method, both as shown on the Note, that corresponds to the payment method, as shown on the Preliminary Data File.

vii.	For the purpose of comparing the interest rate Sample Characteristic for Sample Loan Number 3, the Seller, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

viii.	For the purpose of comparing the interest rate Sample Characteristic for Sample Loan Number 19, the Seller, on behalf of the Depositor, instructed us to compare the interest rate corresponding to the payment method, both as shown on the Note, that corresponds to the payment method, as shown on the System Screen Shots.

ix.	For the purpose of comparing the first due date Sample Characteristic for each Sample Loan (except for Sample Loan Number 2), the Seller, on behalf of the Depositor, instructed us to use the Note as the Source Document.

x.	For the purpose of comparing the first due date Sample Characteristic for Sample Loan Number 2, the Seller, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

Exhibit 1 to Attachment A

Notes: (continued)

xi.	For the purpose of comparing the maturity date Sample Characteristic for each Sample Loan (except for Sample Loan Number 2), the Seller, on behalf of the Depositor, instructed us to use the Note as the Source Document.

xii.	For the purpose of comparing the maturity date Sample Characteristic for Sample Loan Number 2, the Seller, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

xiii.	For the purpose of comparing the principal & interest payment Sample Characteristic for each Sample Loan (except for Sample Loan Numbers 3 and 19), the Seller, on behalf of the Depositor, instructed us to compare the principal & interest payment corresponding to the payment method, both as shown on the Note, that corresponds to the payment method, as shown on the Preliminary Data File.

xiv.	For the purpose of comparing the principal & interest payment Sample Characteristic for Sample Loan Number 3, the Seller, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

xv.	For the purpose of comparing the principal & interest payment Sample Characteristic for Sample Loan Number 19, the Seller, on behalf of the Depositor, instructed us to compare the principal & interest payment corresponding to the payment method, both as shown on the Note, that corresponds to the payment method, as shown on the System Screen Shots.

xvi.	For the purpose of comparing the high credit score Sample Characteristic for each Sample Loan (except for Sample Loan Number 69), the Seller, on behalf of the Depositor, instructed us:

(a)	To use the Credit Score Certification as the Source Document and

(b)	Not to compare the high credit score Sample Characteristic for any Sample Loan with a high credit score value of “<blank>,” as shown on the Preliminary Data File.

xvii.	For the purpose of comparing the high credit score Sample Characteristic for Sample Loan Number 69, the Seller, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Seller, on behalf of the Depositor, that are described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Loan Number	Sample Characteristic	Preliminary Data File Value	Source Document Value
9	Interest rate	13.60%	10.90%
	Principal & interest payment	$57.03	$51.18
18	Interest rate	13.50%	12.20%
	Principal & interest payment	$188.09	$178.65